UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549



                               FORM 8-K


                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934




Date of report (Date of earliest event reported):  April 11, 2003




                       LASALLE HOTEL PROPERTIES
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)




   Maryland                     1-14045             36-4219376
----------------           -----------------     ------------------
(State or other            (Commission File      (IRS Employer
jurisdiction of                 Number)          Identification No.)
incorporation or
organization)




4800 Montgomery Lane, Suite M25, Bethesda, MD          20814
---------------------------------------------        ----------
(Address of Principal Executive Offices)             (Zip Code)




   Registrant's telephone number, including area code:  301/941-1500




                            Not Applicable
    --------------------------------------------------------------
    (Former name or former address, if changed since last report.)











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


ITEM 9.  REGULATION FD DISCLOSURE

LaSalle Hotel Properties (NYSE: LHO) will conduct its quarterly conference
call on Tuesday, April 22, at 10:00 a.m. ET.   LaSalle Hotel Properties'
management will discuss the Company's 2003 first quarter results.

     To participate in the conference call, please follow the steps listed below:

     1. Reserve a line for the conference call with Susan Wojciechowski by Monday, April 21, 2003 at 301-941-1504;

     2. On Tuesday, April 22, 2003 dial (800) 822-4794 approximately ten minutes before the call begins (9:50 a.m. ET);

     3. Tell the operator that you are calling for LaSalle Hotel Properties' First Quarter 2003 Earnings Conference Call;

     4. State your full name and company affiliation and you will be connected to the call.

     A live webcast of the Earnings Call will also be available through the Company's website.  To access, log on to www.lasallehotels.com at least
15 minutes prior to the call.   A replay of the conference call will be
archived and available online through the Investor Relations section of www.lasallehotels.com.


LaSalle Hotel Properties is a leading multi-tenant, multi-operator real estate investment trust ("REIT"), which owns 17 upscale and luxury full-service hotels, totaling approximately 5,800 guest rooms in 13 markets in 11 states and the District of Columbia. LaSalle Hotel Properties focuses on investing in upscale and luxury full-service hotels located in urban, resort and convention markets. The Company seeks to grow through strategic relationships with premier internationally recognized hotel operating companies including Marriott International, Inc., Hyatt Hotels Corporation, Starwood Hotels & Resorts Worldwide, Inc., Crestline Hotels & Resorts, Inc., Radisson Hotels International, Inc., Outrigger Lodging Services, Noble House Hotels & Resorts, Interstate Hotels Corporation, and the Kimpton Hotel & Restaurant Group, LLC.

To receive press releases by e-mail, please visit www.lasallehotels.com


     NOTE: The information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that section. This is not an admission as to the materiality of any information contained herein that is required to be disclosed solely by regulation FD.




















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


                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            LASALLE HOTEL PROPERTIES



Dated:  April 11, 2003      By:   /s/ HANS S. WEGER
                                  -----------------------------------
                                  Hans S. Weger
                                  Executive Vice President, Treasurer
                                  and Chief Financial Officer




















































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